Exhibit 99
Butler National Awarded Contract With One Of The Largest Aerial Mapping Firms In South America

OLATHE, Kan., May 5, 2011 /PRNewswire/ -- Butler National Corporation (OTCQB: BUKS - News), a leader in the growing global market for structural modification, maintenance, repair and overhaul (MRO) has contracted with Horizons South America S.A.C. to install provisions for advanced aerial cameras & sensors in its fleet of aircraft. The new installation will allow the Horizons fleet to deliver dual sensor data acquisition technology for mining and oil companies in Colombia and Peru.

Alejandro Talavera, CEO of Horizons South America S.A.C. said, "The aerial data required to meet simultaneous acquisitions under the same weather conditions for environmental studies is very rigorous. Butler National's sophisticated dual camera STC package allows us to meet these criteria."

Craig Stewart, President of Butler's Aerospace Division, added, "We continue to focus on international business as a key growth driver for the company. This installation builds on our existing relationship with Horizons that includes a dual camera provision on its turboprop twin-engine aircraft. We are the only aerospace company in the world that holds the FAA Supplemental Type Certificate (STC) for this type of modification. Today, we hold more than 250 STCs which are a significant barrier to entry in the MRO industry."

Butler National's presence in South America is one of many international projects underway as the company continues to strengthen its leadership in the global MRO marketplace.

Butler National Corporation 26 International Markets Served in the Last Five Years
Number 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26

Country
Algeria
Australia
Bolivia
Brazil
Burkina Faso
Canada
Chile
Columbia
Denmark
France
Germany
Iceland
India
Indonesia
Israel
Italy
Kazakhstan
Malaysia
Mexico
Republic of China
Republic of South Africa
Saudi Arabia
Spain
Sweden
Ukraine
United Kingdom

Continent
Africa
Australia
South America
South America
Africa
North America
South America
South America
Europe
Europe
Europe
Europe
Asia
Asia
Asia
Europe
Asia
Asia
North America
Asia
Africa
Asia
Europe
Europe
Europe
Europe

GROWTH IN REVENUES AND SHARE PRICE

Butler National Corporation share price increased 39% in 2010. For the most recent fiscal year, the Company achieved revenue growth of 80.1% and was:

  5th fastest-growing publicly traded Aerospace & Defense company including 115 companies with combined revenues of $443 billion
  10th fastest-growing publicly traded company in the Midwest including 923 publicly traded companies with combined revenues of $2.7 trillion
  The fastest-growing publicly traded company in Kansas including 28 companies with combined revenues of $61 billion

Our Business:
Butler National Corporation operates in the Aerospace and Services business segments.  The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft.  Services include electronic monitoring of water pumping stations, temporary employee services, gaming services and administrative management services.

Forward-Looking Information:
The information set forth above includes "forward-looking statements" as outlined in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934.  Words such as "anticipate," "estimate," "expect," "project," "intend," "may," "plan," "predict," "believe," "should" and similar words or expressions are intended to identify forward-looking statements.  Investors should not place undue reliance on forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.  All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements.  These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference.  Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION CONTACT:

Reign Strategy & Investment Group	Ph (914) 479-9060
Lou Albert Rodriguez
lou.albert@reigninvestment.com
www.reigninvestment.com

Jim Drewitz, Public Relations	Ph (830) 669-2466
jim@jdcreativeoptions.com

Butler National Corporation Investor Relations	Ph (214) 498-7775
WEB: Please review www.butlernational.com for pictures of our products and details about Butler National Corporation and its subsidiaries.